SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2004

Strategic Diagnostics Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

111 Pencader Drive
Newark, DE	19702

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 456-6789

ITEM 7.01.      Regulation FD Disclosure.

On December 16, 2004, Strategic Diagnostics Inc. issued a press release announcing it had been awarded a contract to supply the United Nations Environmental Programme with test systems to be used in Iraq. A copy of that press release is being furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

By:	/s/ Stanley J. Musial

Stanley J. Musial
Chief Financial Officer

Dated: December 28, 2004